united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Rich Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2019

Item 1. Reports to Stockholders.

Equinox MutualHedge Futures Strategy Fund

 Class A, Class C, and Class I Shares

Annual Report
September 30, 2019

1-888-643-3431
WWW.EQUINOXFUNDS.COM

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Equinox MutualHedge Futures Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.equinoxfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

EQUINOX MUTUALHEDGE FUTURES STRATEGY FUND

Annual Letter to Shareholders for the year ended September 30, 2019

Equinox MutualHedge Futures Strategy Fund (the “Fund” or “MutualHedge”) began trading on December 31, 2009. For the fiscal year, October 1, 2018 through September 30, 2019, the Fund’s Class A Shares (with No Load) returned +14.36%, Class A Shares (with Maximum Load) returned +7.82%, Class C Shares returned +13.60%, and Class I Shares returned +14.71%. During the period, the Fund’s Class I Shares outperformed the Barclay BTOP50 Index® (the “Managed Futures Index”), which returned +6.95%, as well as US equities (as represented by S&P 500® Total Return Index, the “Equities Index”), which returned +4.25%.1 All in all, it was a very good year for the Fund.

The Fund has remained virtually uncorrelated to equities since inception, with a 0.04 correlation coefficient relative to the Equities Index. Like the managed futures asset class as a whole, to which it had a correlation of 0.85 since inception, the Fund offers the potential for diversification benefits when added to traditional investment portfolios that have equities as their core holding.

FUND STRATEGY

The Fund’s investment objective is to achieve capital appreciation in both rising and falling equity markets, with an annualized level of volatility that is generally lower than the historical level of volatility experienced by the Equities Index. The Fund’s investment advisor, Equinox Institutional Asset Management, LP (“Equinox” or the “Advisor”) seeks to manage the volatility of the Fund’s returns within a band of 8%-12%. While this is only a target and volatility may fall outside this range, the Fund’s realized volatility since inception has been a little over 9%.

The Advisor pursues the Fund’s investment objectives mainly by investing in (i) fixed-income securities, and (ii) global derivatives markets, through the proprietary programs of one or more commodity trading advisors (“CTAs”), which are often labeled “managed futures” programs.

The Advisor draws on its experience in the managed futures space to select futures trading programs and, by analyzing the interrelationships among them, to combine them in a portfolio that seeks to offer more consistent performance potential with lower volatility than individual programs. The portfolio is designed to be diversified across (i) trading methodologies (e.g., trend-following, global macro trading, relative value trading); (ii) trading time horizons (short-term, medium-term, long-term); (iii) sectors (energy, metals, agricultural commodities, equity indices, interest rates, currencies); and (iv) geography. The Advisor seeks to manage the risk of the portfolio by monitoring key parameters such as returns, volatility, drawdowns, value at risk

[1]	The Equinox MutualHedge Futures Strategy Fund data source: Gemini Fund Services, LLC. The Managed Futures Index and Equities Index data source: Morningstar Direct.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

(VaR), and sector exposures. While the portfolio is actively managed, it does not express or incorporate tactical views on markets or trading programs; rather, the Advisor emphasizes strategic allocation and long-term risk-adjusted returns.

PORTFOLIO AND PLATFORM EVOLUTION

As of September 30, 2019, the Fund’s portfolio consisted of 17 futures trading programs. Four global macro programs (H2O, IPM, QMS, and QDRA (formerly Blue Sky) represented about 29% of the Fund’s portfolio (vs. 27% last year), while three diversified intermediate-term to long-term trend-following programs2 (KeyQuant, Quantica, and Quest) represented approximately 16% of the Fund’s portfolio (vs. 14%). Three relative-value/commodity trading programs (Arctic Blue, EvE, and Moody) represented approximately 15% (vs. 16%), while three machine-learning/short-term trading programs (Crabel, QIM and SCT) had a 19% allocation (vs. 21%; but see next paragraph). Two currency trading programs (LCJ and Mesirow, formerly Cambridge) represent a 10% allocation (vs. 9%). The remaining 11% (vs 13%) was allocated to FORT (contrarian) and WNTN (multi-strategy). The Advisor believes that this diversification across trading styles and horizons has the potential, over time, to earn positive returns under varying market conditions while keeping the volatility of the Fund’s returns within the target range mentioned earlier. It is worth mentioning that the above allocations are based on “notional trading,” whereas the Advisor employs a modified “risk-parity” allocation approach.

Table 1 displays the Fund’s quarter-by-quarter allocations to futres trading programs. One trading program, SCT, was added, while Quantmetrics dropped out of the mix in February 2019.

In October 2018, the Fund made an allocation to SCT Capital Management’s AQT (Adaptive Quant Trading) program, which, through systematic trading, seeks to exploit signals generated by adaptive machine learning and other statistical methods. SCT was launched in 1998 by Dr. Vasant Dhar, PhD, a professor at NYU since 1983. The predecessor to the current program was one of the earliest entrants in the machine-learning trading arena. The AQT program was launched in 2009 on Deutsche Bank’s dbSelect platform. Returns have low correlations to most asset classes as well as to our other futures trading programs. We believe these properties will allow it to blend very well with the Fund’s existing portfolio.

In February 2019, the principals of Quantmetrics, a futures trader headquartered in London, made the decision to shutter their operations. They believed that the relatively low market volatility, particularly in equities, that had been prevailing for the last several years, was not conducive to their short-term trading approach. Nor did they foresee any dramatic changes to this situation in the near term, and, as a result, they felt it was in the best interests of their investors to cease trading.

[2]	WNTN is now classified as multi-strategy vs. trend-following; prior year’s numbers have been adjusted appropriately.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

TABLE 1: MUTUALHEDGE PORTFOLIO ALLOCATIONS (Fiscal Year 10/1/18 – 9/30/19)

Advisor	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
Arctic Blue	5.4%	5.4%	5.3%	5.2%	5.0%
Crabel	7.8%	7.4%	7.5%	7.5%	7.6%
Fort Contrarian	5.8%	5.0%	5.7%	5.5%	5.7%
H2O Asset Management	9.8%	9.7%	10.0%	9.9%	10.0%
IPM	7.6%	7.3%	7.4%	7.2%	6.7%
JE Moody	4.3%	4.5%	4.6%	4.4%	4.1%
Keyquant	5.2%	4.7%	5.4%	6.0%	6.2%
LCJ	4.7%	4.6%	4.7%	4.8%	4.9%
Mesirow Financial	4.7%	4.4%	4.6%	4.9%	5.1%
QDRA	4.9%	6.6%	7.2%	7.5%	7.6%
QIM	8.2%	7.4%	7.3%	7.0%	6.8%
QMS	5.0%	5.3%	5.6%	5.4%	5.3%
Quantica	5.8%	5.4%	6.1%	6.3%	6.6%
Quantmetrics	5.3%	4.6%
Quest	2.6%	2.8%	2.8%	2.8%	2.8%
SCT		3.9%	4.2%	4.4%	4.3%
Van Essen	6.2%	5.6%	5.9%	5.7%	5.5%
Winton	6.7%	5.4%	5.7%	5.5%	5.8%

Allocations represent the portion of CTA-related investments only, and are presented to illustrate examples of the holdings that the fund has bought and the diversity of areas in which the funds may invest, and may not be representative of the fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

ANALYSIS OF FUND PERFORMANCE

As shown in Table 2, the Fund outperformed both the Managed Futures Index and the Equities Index. The Fund’s volatility since inception is, of course, much lower than that of the Equities Index. Noteworthy, as well, is the lack of correlation between the Fund and the Equities Index, evidence of the potential diversification provided by this asset class.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

TABLE 2: PERFORMANCE STATISTICS OF THE FUND (10/1/2018 to 9/30/2019)

			CORRELATION (1/2010 – 9/2019)
	RETURN Fiscal Year	VOLATILITY (1/2010-9/2019)	FUND	BTOP50	S&P 500®
Fund (A shares, no load)	14.36%	9.27%	1.0	0.85	0.04
Barclay BTOP50 Index®	6.95%	6.58%	0.85	1.0	0.13
S&P 500 Total Return Index®	4.25%	12.57%	0.04	0.13	1.0

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors. Indices are unmanged. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

FUND PERFORMANCE ATTRIBUTION BY TRADING PROGRAM AND SECTOR

In what was a good year for the Fund, twelve programs made positive contributions to performance, with only six negative contributors. The best performer was the QDRA Dynamic Macro (negative equity-biased global macro), followed by the Quantica and KeyTrends (trend-following). The three most significant detractors were QIM (short-term trading), Emil van Essen (commodity spread trading), and IPM (systematic global macro). The Fund’s fixed-income investments, short-duration (mostly under 24 months) US Treasury securities, were up for the year.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

TABLE 3: TRADING PROGRAM CONTRIBUTIONS TO PERFORMANCE (10/1/2018 to 9/30/2019)

TRADING PROGRAM	CONTRIBUTION
Arctic Blue	-1.51%
Crabel	0.38%
Emil van Essen	-1.92%
Fort Contrarian	1.07%
H2O Asset Management	1.99%
IPM	-1.78%
JE Moody	-1.19%
Key Trends	2.42%
LCJ	1.13%
Mesirow Financial	1.14%
QDRA	6.92%
QIM	-3.03%
QMS	1.23%
Quantica	4.01%
Quantmetrics	-0.52%
Quest	0.40%
SCT	1.30%
Winton	0.21%
Fixed Income Securities	2.11%
Total	14.36%

Interest Rates and Currencies were the two sectors with outstanding positive contributions to performance, while Equity Indices, Energy, Agricultural Commodities, and Metals (in that order) were detractors.

TABLE 4: FUND PERFORMANCE ATTRIBUTION BY SECTOR (10/1/2018 to 9/30/2019)

SECTOR	CONTRIBUTION TO PERFORMANCE
Currencies	8.12%
Equity Indices	-6.10%
Interest Rates	20.14%
Agricultural Commodities	-3.22%
Energy	-4.71%
Metals	-1.98%
Fixed Income Securities	2.11%
Total	14.36%

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

FUND SECTOR DIVERSIFICATION

The Fund’s sector diversification, as of September 30, 2018 and September 30, 2019, respectively, is shown in the charts below. Exposure to financial sectors (Interest Rates 12%, Equity Indices 9%, and Currencies 7%) was about 28% (down from 51% last year). Physical commodities (Energy 58%, Agricultural Commodities 12%, and Metals 2%) made up the remaining 72% (up from 49% last year).

Exposures are shown below. It is worth noting that these are “gross” risk exposures: a sector that has long positions with risk exposure of say 10% and short positions with risk exposure of say 15% will be shown as having a “gross” risk exposure of 25%, even though its “net” exposure would be -5% (short). Further, these tend to change quite a bit from month to month as market conditions vary.

RISK EXPOSURE AS OF 9/30/2019

RISK EXPOSURE AS OF 9/30/2018

*	Source: Equinox Funds and Bloomberg, LP. Reflects broad sector gross risk exposures. Sector exposures and positions held may vary depending on market conditions and may not be representative of the Fund’s current or future exposures. Portfolio positions are subject to change and should not be considered investment advice.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

MARKET COMMENTARY

Q4 2018

The Fund’s shares were down slightly (–0.50%) for the fourth quarter, which was creditable considering the turmoil experienced by most markets, especially equities.

The Fund was down −2.60% for October. As global stock markets and growth-linked assets such as oil sold off amidst spiking volatility, demand for safe-haven assets increased. The panic was triggered by fresh concerns about the pace of rate hikes in the US and the late stage of the economic cycle, exacerbated by weaker corporate earnings and economic data, and stoked even further by a plethora of geopolitical uncertainties such as Brexit, Italy’s budget crisis, and ongoing friction between the US and its trading partners. Against this background, many of the Fund’s futures trading programs struggled to adapt to the rapidly changing market conditions and abrupt trend reversals.

Negative performance continued into November (−1.78%). The month kicked off with a sharp rise in the British Pound amid optimism about an impending Brexit deal. US midterm election results came in broadly as expected. Subsequently, the US Dollar weakened, but quickly reversed as the Fed signaled that further rate hikes would be more gradual. Volatility continued to rise amidst political anxiety in the UK and Italy, sharp stock market declines, and ongoing fragility within commodities highlighted by one of the worst months in oil price history. Investors also wrestled with mixed signals surrounding both the pace of US rate hikes and the potential for a US-China trade deal ahead of a high-stakes G20 summit. Increased optimism around the meeting between Presidents Xi Jinping and Trump towards the end of the month caused the equity market decline to reverse. While bonds rallied, oil markets declined steadily throughout the month amid the general risk-off sentiment and mounting concerns about over-supply. As might be expected, all this whipsawing in markets was not conducive to the Fund’s futures trading programs.

Performance came roaring back in December (up +4.01%). Initially, relief over the temporary US-China trade truce dissipated as anxiety about tightening monetary policies, slowing global growth, and geopolitical uncertainty took over. Stock market sell-offs were deep and broad, exacerbated by thin trading over the holiday period, and several major stock indices entered bear market territory. Notable events included an inversion of the US yield curve, the partial US

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government shutdown, and the Federal Reserve’s rate hike (which was expected) accompanied by hawkish forward guidance (which was unexpected). Oil prices continued to plummet, credit spreads widened, and investors fretted over weak economic data from China and global economic prospects for 2019.

Q1 2019

The Fund was up nicely (+2.86%) for the quarter, which featured a stellar March (+6.44%), the Fund’s second-best month since inception.

On the heels of its notable December performance, the Fund’s Class A shares were down −1.24% for January. The new year began with an attempt by risk assets to recover some of their prior year’s losses. Major US stock indices had their best January in three decades, boosted by strong corporate earnings, an announced easing of the Federal Reserve’s hawkish stance, and the temporary reopening of the partially shuttered US government. Optimism was also sparked by progress in the trade talks between Beijing and Washington. The S&P 500®rallied more than 8%, leading a rebound in global equities after their sharp decline during Q4 of 2018. Double-digit gains for energy and real estate stocks led the recovery, while consumer staples, utilities and healthcare stocks lagged the wider market. Downtrends in oil and base metals also reversed course, with WTI crude and copper rising by 18% and 6%, respectively. Despite these developments, geopolitical risks and signs of European economic weakness still engendered investor cautiousness, with global bond yields drifting lower. The impending difficulties in overcoming the Brexit impasse ahead of the looming deadline generated further anxiety. Yields on most government bonds fell, while gold prices continued to climb, gaining a further 3% during the month.

Negative performance continued into February (−2.14%). Global stock markets continued to improve, with the S&P 500® adding another 3% to its January gains on reports of productive US-China trade developments and a delay in the imposition of additional tariffs on China. Meanwhile, the oil complex was bolstered by announcements of global supply cuts, with WTI crude rising 6%. The European Central Bank voiced concerns over weaker-than-expected economic data, while the Federal Reserve reaffirmed its more neutral policy stance, with further rate hikes more likely to be reactive than pro-active. US and European government bonds fell, while gold and silver gave back some of their January gains. Gold prices were still 12% above their July 2018 levels. The US Dollar continued to strengthen against both the Yen and the Euro, but weakened against the British Pound, which reached a seven-month high versus the US dollar during the month as Brexit worries persisted.

Performance came roaring back with a vengeance in March (+6.44%). Investors were spooked by the drop in US 10-year yields to their lowest since 2017, and the resulting (partial) inversion of the yield curve; these developments were driven by the Federal Reserve’s announcement that rates could stay lower for longer. Meanwhile, the European Central Bank’s increasingly

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com accommodative stance helped push longer-term German bond yields into the red for the first time since 2016. Brexit uncertainty deepened considerably amid the delay in the UK’s departure date. US stock markets rose, pushing global equities to their third consecutive month of gains. Energy prices also continued to rise, while crops and metals generally fell. The US Dollar bounced back vs. the British Pound but weakened relative to the Yen. Global growth appeared to be slowing down amid weaker-than-expected US economic news and stimulus announcements by the Chinese government in an effort to shore up China’s economy.

Q2 2019

The Fund was up significantly (+7.38%) for the quarter, with almost all this performance coming during April and June. It was an eventful quarter, with the S&P 500® climbing to an all-time high and the yield on the US 10-year Treasury dipping below 2% for the first time since 2016. WTI crude briefly dropped below US$55 a barrel, while gold prices hit their highest level in six years.

After a healthy Q1, the Fund was up nicely in April (+2.90%). A series of strong economic data eased concerns about a global growth slowdown and pushed major equity indices to record highs. Positive sentiment around US/China trade talks and the Fed’s policy shift also created support for stocks. Earnings season added a further boost as the vast majority of reporting companies beat analyst forecasts. The resulting resurgence of risk appetite caused global government debt yields to rise. Meanwhile, oil prices rallied on the more optimistic growth outlook, helped along by further US sanctions on Iran and Venezuela. Economic data from China generally met consensus expectations; yet, market participants, who had expected worse, rejoiced. We believe there are still some lingering concerns and market participants remain unconvinced that China is immune to the slowdown being seen by other Asian countries like Japan, South Korea, Taiwan and Singapore. Europe’s story continued mixed but largely negative, as Germany’s export engine continued to sputter, while the rest of Europe offered little support amid continuing worries about Italy.

Performance was slightly negative during May (−0.47%). The month started on a high note with the lowest reported US unemployment rate in decades. Initial optimism about a US-China trade deal evaporated as the Trump administration announced additional tariffs, claiming that China had backtracked on earlier negotiated compromises. In addition to the ongoing tensions with China, the US opened up a second front in the trade wars by threatening tariffs on Mexico. Equity markets turned negative, with energy and technology sectors leading the rout. Major US equity indices suffered their worst month of 2019 as investors fled into safe-haven assets. Increased speculation that the Federal Reserve will soon have to cut rates sent US treasury yields plunging to their lowest level since 2016. Brexit turmoil continued to remain firmly in focus as the UK witnessed the collapse of cross-party Brexit talks and Prime Minister May outlined her imminent departure plans. The populist League party gained in the Italian elections, reigniting the country’s budget battles with the EU and causing further volatility and risk-off

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com sentiment. Against this backdrop of heightened trade concerns and geopolitical tensions, energies and most metals experienced declines as well.

Performance rebounded strongly in June (+4.84%). Market participants remained focused on the global economy as multiple PMI surveys signaled contraction. The Federal Reserve left rates unchanged but its unexpectedly downbeat tone led investors to expect rate cuts as early as July. The European Central Bank’s Mario Draghi hinted at the possibility of fresh rate cuts if inflation remained subdued, driving German government bond yields even more negative. Additional stimulus from the Bank of Japan pushed Japanese government bond yields lower. As central banks across the globe became unified in their dovish rhetoric, investors were once again sent flocking into safe-haven assets. US trade negotiations continued to dominate market headlines, with the demise of the proposed US tariffs on Mexico serving to improve the mood. Markets also kept a close eye on the G-20 summit, where the US and China agreed to resume trade talks and to hold off on further tariffs. During the month, the US dollar weakened considerably, which led to an oil price rally that was spurred on by US sanctions on Iran.

Q3 2019

The Fund had another very good quarter (+4.05%) and finished the year strong. Stocks and bonds continued to rise, with the S&P 500® Index climbing to an all-time high in July and yields on German 10-year bunds falling to a record low in August. The US dollar strengthened against most major currencies and gold prices rallied above $1,500 for the first time since 2013. Oil prices spiked briefly in September after an attack on Saudi refineries, but they ended the quarter lower. Bond yields continued their downward trend, although September saw a reversal.

A great month of June was followed by a strong July (+3.27%). The second half of the year started on a positive note as the US and China agreed to continue trade talks at the G20 summit. Favorable US macroeconomic data and mostly positive corporate earnings led the S&P 500® above the 3000 mark for the first time. Weakness in the economy and bubbling trade tensions brought a 25bps rate cut from the Federal Reserve, the first since the global financial crisis. The European Central Bank left monetary policy unchanged, while hinting at the prospect of easing in the near future. The UK also seemed poised to ease, driven by the risk of a “no deal” Brexit under new Prime Minister Boris Johnson.

Performance was positive for August (+3.05%). A volatile and negative start for global equity markets drove flows to safe-haven assets. Brexit continued to stoke volatility in UK assets as Prime Minister Boris Johnson “prorogued” parliament, a move soon challenged in the Supreme Court. Minutes from June’s Fed meeting showed that US central bankers had been divided on cutting rates; however, Fed Chairman Jerome Powell sounded more dovish during the annual symposium in Jackson Hole. The escalating confrontation between Washington and Beijing spurred concerns about global growth and rattled markets, as the trade war threatened to

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com expand into a currency war. The Chinese currency sank below the key threshold of 7 Renminbi per US Dollar for the first time since the financial crisis, fueling speculation that China was depreciating its currency to counteract US tariffs.

The Fund’s stellar run of positive performance ended in September (−2.22%). Most global 10-year sovereign bonds edged lower on hawkish central bank comments. Frosty relations between the US and China thawed a little at the start of the month, fueling a resurgence in risk appetite for equities and dampening enthusiasm for government bonds. In a widely anticipated move, the Fed cut its interest rate by 25bps for the second time this year. Financial markets closely followed global developments, including the growing political uncertainty in both the US and UK. Overall, equity markets were positive for the month with Asian and European markets outperforming. Brent crude prices soared 20% mid-month—the biggest jump on record—following attacks on two of Saudi Arabia’s major oil facilities, although the spike was short-lived. In UK politics, a series of developments regarding Brexit led to choppy waters for Sterling, including the UK Supreme Court ruling that Prime Minister Johnson’s suspension of Parliament was unlawful.

OUTLOOK

We believe that there continues to be much latent uncertainty in the markets. In the US, the outcome of the impeachment proceedings is uppermost on people’s minds. Geopolitical stresses continue in Europe (particularly with respect to Brexit) and the Middle East (Iran, Syria, Saudi Arabia, Yemen). Trade-related issues with China and other trading partners are not yet fully resolved. Climate change remains a concern in the form of more severe weather-related events. The Fed’s policy reversed this year in the face of a slowing economy. Surprisingly, equity markets have continued to scale new heights; however, this has triggered fresh doubts about its sustainability.

Investors should bear in mind that CTA programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long run. In fact, managed futures have historically tended to perform well in a wide variety of market conditions, perhaps particularly so during periods of equity market turbulence and volatility expansion. We continue to believe that a significant and strategic allocation to the asset class, while not a “hedge” for equities, nonetheless has the potential to serve investors well in the long run.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. The Fund’s portfolio as of September 30, 2019 is, we believe, positioned to potentially perform well under these conditions, and Equinox will continually seek to provide the Fund’s investors with what we believe to be the best possible CTA program mix. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com alternative assets, appropriate for their long-term goals. A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth. We believe that the managed futures asset class could play an important role in such a portfolio.

Thank you for investing in the Equinox MutualHedge Futures Strategy Fund.

3842-NLD-11/6/2019

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

DEFINITIONS OF TERMS AND INDICES

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

Brexit is the popular term for the prospective withdrawal of the United Kingom from the European Union. Contrarian Trading goes against prevailing market trends by buying assets that are performing poorly and then selling when they perform well.

The Cyclically Adjusted Price-to-Earnings Ratio is a valuation measure usually applied to the US S&P 500 equity market. It is defined as price divided by the average of ten years of earnings, adjusted for inflation.

A Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Gilts are bonds that are issued by the British government, and they are generally considered low-risk investments.

Global Macro Trading Strategy is a hedge fund or mutual fund strategy that bases its holdings primarily on the overall economic and political views of various countries, or their macroeconomic principles.

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

National Association of Securities Dealers Automated Quotations (NASDAQ) is the second-largest exchange in the world by market capitalization

Notional Value is is the total amount of a security’s underlying asset at its spot price.

Relative Value Trading Strategy seeks to take advantage of price differentials between related financial instruments, such as stocks and bonds, by simultaneously buying and selling the different securities.

Risk-adjusted return is a measure of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Risk-parity is an approach to investment portfolio management which focuses on allocation of risk, usually defined as volatility, rather than allocation of capital.

S&P 500® Index is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

Spread Trading (Relative Value Trading) is the simultaneous purchase of one security and sale of a related security as a unit.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made.

US Dollar Index is a measure of the value of the US dollar relative to the value of a basket of currencies of the majority of the US’s most significant trading partners.

Value at Risk (VaR) is a statistical technique used to measure and quantify the level of financial risk within a firm or investment portfolio over a specific time frame.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

The VIX® Index (VIX) is a forward-looking measure of equity market volatility. Since its introduction, the VIX is considered by many to be the world’s premier barometer of investor sentiment and market volatility.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

Equinox MutualHedge Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ended September 30, 2019, as compared to its benchmarks:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	(12/31/09)	(5/24/11)
Equinox MutualHedge Futures Strategy Fund Class A	14.36%	2.69%	4.70%	2.56%	N/A
Equinox MutualHedge Futures Strategy Fund Class A with load	7.82%	0.67%	3.46%	1.94%	N/A
Equinox MutualHedge Futures Strategy Fund Class C	13.60%	1.93%	3.92%	1.80%	N/A
Equinox MutualHedge Futures Strategy Fund Class I	14.71%	2.94%	4.95%	N/A	2.55%
Barclay BTOP50 Index	6.95%	0.22%	1.04%	1.05%	0.45%
S&P 500 Total Return Index	4.25%	13.39%	10.84%	12.92%	12.60%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Class A and Class C shares are subject to a maximum deferred sales charge of 1.00%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Redemptions within 30 days of purchase are subject to a 1.00% redemption fee. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. Total returns would have been higher in 2018 and 2019 had the Advisor not recaptured previously waived fees. The Fund’s total annual operating expenses are 1.95% for Class A shares, 2.70% for Class C shares, and 1.70% for Class I Shares per the January 28, 2019, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-643-3431.

The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2019, there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of September 30, 2019	% of Net Assets
U.S. Treasury Notes	76.0%
Money Market Funds	3.4%
Other Assets and Liabilities - Net	20.6%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a listing of the Fund’s holdings. Derivative exposure is included in “Other Assets and Liabilities - Net.”

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2019

Principal		Coupon Rate	Maturity Date	Fair Value
	U.S. TREASURY NOTES - 76.0%
$5,000,000	United States Treasury Note	1.1250	12/31/2019	$4,990,039
43,000,000	United States Treasury Note* +	1.2500	1/31/2020	42,905,937
61,000,000	United States Treasury Note*	1.5000	10/31/2019	60,970,720
5,000,000	United States Treasury Note	1.5000	11/30/2019	4,995,505
20,000,000	United States Treasury Note	1.5000	4/15/2020	19,961,328
14,458,000	United States Treasury Note* +	1.6250	11/30/2020	14,430,326
45,500,000	United States Treasury Note* +	2.0000	7/31/2020	45,551,543
	TOTAL U.S. TREASURY NOTES (Cost $193,391,455)			193,805,398

Shares
	SHORT-TERM INVESTMENTS - 3.4%
	MONEY MARKET FUNDS - 3.4%
4,269,162	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund - Administration Share Class, 1.60%* +	4,269,162
4,265,860	JPMorgan Liquidity Funds - US Dollar Liquidity Fund - Premier Share Class, 1.61% * +	4,265,860
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,535,022)	8,535,022

	TOTAL INVESTMENTS - 79.4% (Cost $201,926,477)	$202,340,420
	OTHER ASSETS AND LIABILITIES - NET - 20.6%	52,649,107
	TOTAL NET ASSETS - 100.0%	$254,989,527

+	All or a portion of this investment is a holding of MutualHedge Fund Limited CFC

*	All or a portion of this investment is held as collateral for swap contracts. As of September 30, 2019, $68,600,316 was pledged as collateral for swap contracts.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

TOTAL RETURN SWAPS
						Unrealized
Notional Value at					Maturity	Appreciation/
September 30, 2019	Description	Counterparty	Fixed Rate Paid	Variable Rate Received	Date	(Depreciation)
266,083,023	MutualHedge Financial CTA Trading Program Total Return Swap	Deutsche Bank	0.50% of the notional value	Total returns of MutualHedge Financial CTA Trading Program Total Return Swap	1/31/2022	$12,854,570
389,364,598	Select CTA Trading Program Total Return Swap+	Deutsche Bank	0.50% of the notional value	Total returns of Select CTA Trading Program Total Return Swap	9/30/2021	17,882,271

42,008,602	Single CTA Program Total Return Swap+	Morgan Stanley	One month USD Libor plus 0.27% of the notional value	Total returns of Single CTA Program Total Return Swap	3/7/2020	(24,218)
						$30,712,623

+	This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

MutualHedge Financial CTA Trading Program Swap Top 50 Holdings ^

FUTURES CONTRACTS

						Percentage of Total
						Return Swap’s
Number of				Notional Value at	Unrealized Appreciation/	Unrealized
Contracts	Description	Counterparty	Expiration Date	September 30, 2019	(Depreciation)	Appreciation
Short Contracts
260	2 Year Euro-Schatz Future	Deutsche Bank	Dec-19	31,860,817	$94,822	0.74%
550	5 Year U.S. Treasury Notes Future	Deutsche Bank	Jan-20	65,482,269	387,541	3.01%
289	10 Year Australian Treasury Bond Future	Deutsche Bank	Dec-19	230,378,548	(164,737)	-1.28%
417	10 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-19	54,389,874	530,630	4.13%
319	Euro-BUND Future	Deutsche Bank	Dec-19	60,632,334	128,469	1.00%
216	Long Gilt Future	Deutsche Bank	Dec-19	35,727,440	(139,466)	-1.08%

Long Contracts
536	2 Year Euro-Schatz Future	Deutsche Bank	Dec-19	65,655,009	(137,037)	-1.07%
170	3 Month Euro (EURIBOR)	Deutsche Bank	Dec-19	46,595,583	(45,715)	-0.36%
136	3 Month Euro (EURIBOR)	Deutsche Bank	Mar-20	37,187,025	(25,083)	-0.20%
153	3 Month Euro (EURIBOR)	Deutsche Bank	Jun-20	42,047,827	(41,888)	-0.33%
136	3 Month Euro (EURIBOR)	Deutsche Bank	Sep-20	37,201,073	(40,353)	-0.31%
112	3 Month Euro (EURIBOR)	Deutsche Bank	Dec-20	30,734,167	(37,043)	-0.29%
259	3 Month Sterling	Deutsche Bank	Dec-19	39,513,707	(7,644)	-0.06%
468	3 Month Sterling	Deutsche Bank	Sep-20	71,596,135	92,420	0.72%
327	3 Year Australian Treasury Bond Future	Deutsche Bank	Dec-19	70,922,350	105,881	0.82%
402	10 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-19	52,374,706	(383,545)	-2.98%
220	90 Day Bank Accepted Bill Future	Deutsche Bank	Mar-20	36,147,209	29,335	0.23%
1,097	Eurodollar	Deutsche Bank	Sep-20	270,148,697	169,338	1.32%

TOTAL RETURN SWAPS ON FORWARD FOREIGN CURRENCY CONTRACTS

							Percentage of Total
							Return Swap’s
						Unrealized Appreciation/	Unrealized
Settlement Date	Counterparty	Value	In Exchange For	Value	U.S. Dollar Value	(Depreciation)	Appreciation
To Sell:
Dec-19	Deutsche Bank	22,028,177	NZD	34,342,614	34,872,086	$(529,472)	-4.12%

OPTIONS ON FUTURES

							Percentage of Total
							Return Swap’s
		Number of				Unrealized Appreciation/	Unrealized
Put/Call	Description	Contracts	Expiration	Strike Price	Notional Value	(Depreciation)	Appreciation
Purchased:
Call	Euro-BUND Option	262	10/25/2019	177.000	50,497,278	$(29,956)	-0.23%
Put	Euro-BUND Option	236	10/25/2019	168.000	43,136,658	(20,541)	-0.16%
Put	Euro-BUND Option	262	10/25/2019	171.000	48,785,506	(8,559)	-0.07%

OPTIONS ON CURRENCY

							Percentage of Total
							Return Swap’s
						Unrealized Appreciation/	Unrealized
Put/Call	Description		Expiration	Strike Price	Notional Value	(Depreciation)	Appreciation
Purchased:
Put	JPY/GBP		Nov-19	119.000	29,931,433	$3,452	0.03%
Put	JPY/GBP		Nov-19	125.000	41,722,604	48,528	0.38%
Put	JPY/USD		Oct-19	101.000	36,310,497	—	0.00%
Put	JPY/USD		Oct-19	101.000	56,504,833	—	0.00%
Put	USD/EUR		Oct-19	1.060	61,593,094	8,344	0.06%
Put	USD/EUR		Oct-19	1.060	30,796,547	4,172	0.03%
Put	USD/EUR		Feb-20	1.130	30,796,547	498,985	3.88%
Put	USD/GBP		Jan-20	1.123	34,768,837	75,888	0.59%

Written:
Put	JPY/AUD		Dec-19	66.000	47,222,870	(6,679)	-0.05%
Put	JPY/EUR		Jan-20	111.000	61,593,094	(82,085)	-0.64%
Put	JPY/EUR		Feb-20	106.000	36,152,468	(4,977)	-0.04%
Put	JPY/EUR		Feb-20	108.500	37,759,244	(18,545)	-0.14%
Put	JPY/EUR		Mar-20	108.000	44,186,350	(42,018)	-0.33%
Put	JPY/GBP		Nov-19	115.000	31,291,953	(74)	0.00%
Put	JPY/GBP		Nov-19	125.000	41,722,604	(48,528)	-0.38%
Put	JPY/GBP		Dec-19	119.000	41,722,604	(24,369)	-0.19%
Put	JPY/GBP		Jan-20	118.000	41,722,604	(52,879)	-0.41%
Put	JPY/USD		Oct-19	101.000	92,815,331	—	0.00%
Put	JPY/USD		Oct-19	104.000	34,010,996	(3)	0.00%
Put	JPY/USD		Nov-19	100.000	45,203,867	(396)	0.00%
Put	JPY/USD		Jan-20	98.000	70,016,859	(7,323)	-0.06%
Put	JPY/USD		Feb-20	96.000	54,048,102	(2,621)	-0.02%
Put	JPY/USD		Feb-20	99.000	56,504,833	(19,677)	-0.15%
Put	JPY/USD		Mar-20	96.000	32,428,861	(3,365)	-0.03%
Put	JPY/USD		Mar-20	98.000	40,536,076	(15,986)	-0.12%
Put	USD/EUR		Oct-19	1.060	111,670,957	(15,129)	-0.12%
Put	USD/EUR		Oct-19	1.085	30,796,547	(101,109)	-0.79%
Put	USD/GBP		Jan-20	1.123	34,768,837	(75,888)	-0.59%

AUD - Australian Dollar	EUR - Euro

CAD - Canadian Dollar	JPY - Japanese Yen

CHF - Swiss Franc	SEK - Swedish Krona

USD - U.S. Dollar

This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Select CTA Trading Program Total Return Swap Top 50 Holdings ^

FUTURES CONTRACTS

Short Contracts
						Percentage of
						Total Return
						Swap’s
Number of				Notional Value at	Unrealized Appreciation/	Unrealized
Contracts	Description	Counterparty	Expiration Date	September 30, 2019	(Depreciation)	Appreciation
589	3 Month Euro (EURIBOR)	Deutsche Bank	Dec-19	161,333,985	$164,366	0.92%
131	3 Month Euro (EURIBOR)	Deutsche Bank	Jun-20	35,841,732	47,393	0.27%
154	3 Month Euro (EURIBOR)	Deutsche Bank	Dec-20	42,154,913	(10,028)	-0.06%
1,240	3 Month Sterling	Deutsche Bank	Dec-19	189,425,335	95,307	0.53%
21	10 Year Japanese Government Bond Future	Deutsche Bank	Dec-19	29,531,732	(18,423)	-0.10%
560	90 Day Bank Accepted Bill Future	Deutsche Bank	Dec-19	91,777,855	44,237	0.25%
628	Brent Crude Monthly Future	Deutsche Bank	Nov-19	37,487,843	(351,631)	-1.97%
170	Copper Grade A Future	Deutsche Bank	Oct-19	24,457,244	992,525	5.55%
401	EUR/USD	Deutsche Bank	Dec-19	54,908,068	545,628	3.05%
646	Eurodollar	Deutsche Bank	Jun-20	159,068,184	(136,673)	-0.76%
377	Eurodollar	Deutsche Bank	Sep-20	92,941,701	181,646	1.02%
643	Eurodollar	Deutsche Bank	Mar-21	158,394,984	(184,374)	-1.03%
314	GBP/USD	Deutsche Bank	Dec-19	24,238,399	198,250	1.11%
1,457	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Jan-20	79,419,947	151,234	0.85%
613	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Dec-19	113,386,552	(23,935)	-0.13%

Long Contracts
711	2 Year Euro-Schatz Future	Deutsche Bank	Dec-19	87,050,493	(98,503)	-0.55%
198	3 Month Euro (EURIBOR)	Deutsche Bank	Mar-20	54,126,405	(8,806)	-0.05%
90	3 Month Euro (EURIBOR)	Deutsche Bank	Jun-20	24,689,310	235	0.00%
287	3 Month Euro (EURIBOR)	Deutsche Bank	Sep-20	78,555,069	24,348	0.14%
372	3 Month Euro (EURIBOR)	Deutsche Bank	Mar-21	102,033,433	97,799	0.55%
155	3 Month Euro (EURIBOR)	Deutsche Bank	Jun-21	42,362,694	11,176	0.06%
156	3 Month Euro (EURIBOR)	Deutsche Bank	Sep-21	42,869,031	31,032	0.17%
353	3 Month Sterling	Deutsche Bank	Jun-20	54,047,392	31,043	0.17%
171	3 Month Sterling	Deutsche Bank	Sep-20	26,239,987	5,151	0.03%
749	3 Month Sterling	Deutsche Bank	Dec-20	114,655,948	72,977	0.41%
622	3 Month Sterling	Deutsche Bank	Mar-21	95,278,290	(5,489)	-0.03%
201	3 Month Sterling	Deutsche Bank	Jun-21	30,697,310	36,354	0.20%
343	3 Year Australian Treasury Bond Future	Deutsche Bank	Dec-19	74,388,780	35,816	0.20%
268	5 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-19	31,895,924	(75,014)	-0.42%
172	10 Year Australian Treasury Bond Future	Deutsche Bank	Dec-19	137,087,111	92,681	0.52%
66	10 Year Japanese Government Bond Future	Deutsche Bank	Dec-19	94,396,040	(49,480)	-0.28%
308	10 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-19	40,159,844	(53,993)	-0.30%
441	90 Day Bank Accepted Bill Future	Deutsche Bank	Mar-20	72,334,054	36,647	0.20%
301	90 Day Bank Accepted Bill Future	Deutsche Bank	Sep-20	49,410,852	75,372	0.42%
455	90 Day Bank Accepted Bill Future	Deutsche Bank	Mar-21	74,809,123	31,578	0.18%
879	Brent Crude Monthly Future	Deutsche Bank	Oct-19	53,203,134	1,016,829	5.69%
170	Copper Grade A Future	Deutsche Bank	Oct-19	24,457,244	(1,016,136)	-5.68%
162	E-Mini S&P 500 Future	Deutsche Bank	Dec-19	24,019,715	(135,222)	-0.76%
263	Euro-BOBL Future	Deutsche Bank	Dec-19	38,927,610	(153,370)	-0.86%
259	Euro-BUND Future	Deutsche Bank	Dec-19	49,296,515	(44,232)	-0.25%
910	Eurodollar	Deutsche Bank	Mar-20	223,651,644	(203,709)	-1.14%
107	Eurodollar	Deutsche Bank	Jun-20	26,368,863	(21,455)	-0.12%
953	Eurodollar	Deutsche Bank	Dec-20	234,802,181	110,453	0.62%
104	Eurodollar	Deutsche Bank	Jun-22	25,566,022	66,294	0.37%
1,855	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Oct-19	102,601,920	(5,502,328)	-30.77%
143	Long Gilt	Deutsche Bank	Dec-19	23,677,694	140,396	0.79%
406	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Mar-20	75,207,503	(1,410)	-0.01%
198	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Jun-20	36,644,893	(48,907)	-0.27%
149	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Sep-20	27,668,995	(49,715)	-0.28%
135	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Sep-21	25,052,452	(57,914)	-0.32%

*	Non-Income producing investment.

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Single CTA Program Total Return Swap Top 50 Holdings^

FUTURES CONTRACTS

Short Contracts
						Percentage of
						Total Return
						Swap’s
Number of				Notional Value at	Unrealized Appreciation/	Unrealized
Contracts	Description	Counterparty	Expiration Date	September 30, 2019	(Depreciation)	Depreciation
86	Australian Dollar Future	Morgan Stanley	Dec-19	5,828,220	$74,780	-308.78%
57	British Pound Future	Morgan Stanley	Dec-19	4,390,781	23,153	-95.60%
54	E-Mini Russell 2000 Index Future	Morgan Stanley	Dec-19	4,115,070	163,830	-676.48%
173	Euro FX Future	Morgan Stanley	Dec-19	23,789,663	204,908	-846.10%
58	U.S. 2 Year Note Future	Morgan Stanley	Dec-19	12,500,813	34,469	-142.33%

Long Contracts
36	3 Month Euro (EURIBOR) Future	Morgan Stanley	Jun-20	9,900,446	17,057	-70.43%
44	3 Month Euro (EURIBOR) Future	Morgan Stanley	Sep-20	12,102,350	30,092	-124.25%
48	3 Month Euro (EURIBOR) Future	Morgan Stanley	Dec-20	The	41,582	-171.70%
55	3 Month Euro (EURIBOR) Future	Morgan Stanley	Mar-21	15,130,195	50,842	-209.93%
54	3 Month Euro (EURIBOR) Future	Morgan Stanley	Jun-21	14,854,362	54,029	-223.09%
51	3 Month Euro (EURIBOR) Future	Morgan Stanley	Sep-21	14,028,422	58,187	-240.26%
46	3 Month Euro (EURIBOR) Future	Morgan Stanley	Dec-21	12,651,828	47,244	-195.08%
44	3 Month Euro (EURIBOR) Future	Morgan Stanley	Mar-22	12,099,943	46,670	-192.71%
42	3 Month Euro (EURIBOR) Future	Morgan Stanley	Jun-22	11,548,222	35,495	-146.56%
35	3 Month Euro (EURIBOR) Future	Morgan Stanley	Sep-22	9,621,603	2,859	-11.80%
17	90-Day Bank Bill Future	Morgan Stanley	Dec-19	11,390,726	(1,380)	5.70%
11	90-Day Bank Bill Future	Morgan Stanley	Mar-20	7,381,819	2,490	-10.28%
9	90-Day Bank Bill Future	Morgan Stanley	Jun-20	6,043,322	2,922	-12.07%
10	90-Day Bank Bill Future	Morgan Stanley	Sep-20	6,716,832	(549)	2.27%
29	90-Day Euro$ Future	Morgan Stanley	Sep-20	7,143,788	11,238	-46.40%
42	90-Day Euro$ Future	Morgan Stanley	Dec-20	10,346,700	33,250	-137.29%
37	90-Day Euro$ Future	Morgan Stanley	Mar-21	9,122,350	33,000	-136.26%
44	90-Day Euro$ Future	Morgan Stanley	Jun-21	10,850,400	48,525	-200.37%
44	90-Day Euro$ Future	Morgan Stanley	Sep-21	10,850,950	45,063	-186.07%
42	90-Day Euro$ Future	Morgan Stanley	Dec-21	10,355,100	43,150	-178.17%
38	90-Day Euro$ Future	Morgan Stanley	Mar-22	9,369,850	40,088	-165.53%
38	90-Day Euro$ Future	Morgan Stanley	Jun-22	9,368,425	31,350	-129.45%
31	90-Day Euro$ Future	Morgan Stanley	Sep-22	7,641,500	7,338	-30.30%
30	90-Day Sterling Future	Morgan Stanley	Jun-20	4,583,565	8,062	-33.29%
39	90-Day Sterling Future	Morgan Stanley	Sep-20	5,961,032	14,556	-60.10%
46	90-Day Sterling Future	Morgan Stanley	Dec-20	7,030,607	15,024	-62.04%
39	90-Day Sterling Future	Morgan Stanley	Mar-21	5,963,430	14,940	-61.69%
41	90-Day Sterling Future	Morgan Stanley	Jun-21	6,269,876	18,190	-75.11%
39	90-Day Sterling Future	Morgan Stanley	Sep-21	5,964,029	16,530	-68.26%
36	90-Day Sterling Future	Morgan Stanley	Dec-21	5,504,705	14,533	-60.01%
33	90-Day Sterling Future	Morgan Stanley	Mar-22	5,045,979	14,218	-58.71%
31	90-Day Sterling Future	Morgan Stanley	Jun-22	4,739,686	9,545	-39.41%
24	90-Day Sterling Future	Morgan Stanley	Sep-22	3,669,065	1,306	-5.39%
71	Australian 3 Year Bond Future	Morgan Stanley	Dec-19	4,769,911	24,355	-100.57%
43	Canadian Dollar Future	Morgan Stanley	Dec-19	3,249,940	(11,595)	47.88%
78	Euro-BOBL Future	Morgan Stanley	Dec-19	11,573,663	(77,265)	319.04%
24	Euro-BUND Future	Morgan Stanley	Dec-19	4,575,103	(48,574)	200.57%
187	Euro-Schatz Future	Morgan Stanley	Dec-19	22,984,475	(63,860)	263.69%
38	Gold 100 Oz. Future	Morgan Stanley	Dec-19	5,724,320	(21,210)	87.58%
6	Japan 10 Year Bond Future	Morgan Stanley	Dec-19	8,624,948	16,027	-66.18%
38	Japanese Yen Future	Morgan Stanley	Dec-19	4,427,238	(4,111)	16.98%
55	S&P 500 E-Mini Future	Morgan Stanley	Dec-19	8,150,450	(104,225)	430.36%
74	U.S. 10 Year Note Future	Morgan Stanley	Dec-19	9,648,906	(83,477)	344.69%
40	U.S. Long Bond Future	Morgan Stanley	Dec-19	6,493,750	(99,375)	410.34%
25	U.S. Ultra Bond Future	Morgan Stanley	Dec-19	4,796,094	(132,922)	548.86%

*	Non-Income producing investment.

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket. The Fund indirectly holds 71.7% of the positions listed above.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

ASSETS
Investment securities:
At cost	$201,926,477
At fair value	$202,340,420
Cash and cash equivalents	17,419,601
Cash on deposit with broker - swap margin balance	22,590,068
Net unrealized appreciation from swap contracts	30,712,623
Receivable for fund shares sold	733,317
Interest receivable	900,381
Prepaid expenses and other assets	32,054
TOTAL ASSETS	274,728,464

LIABILITIES
Advance on unrealized swap appreciation	19,000,000
Due to broker - swap contract	65,738
Payable for fund shares redeemed	329,818
Investment advisory fees payable	304,512
Distribution (12b-1) fees payable	20,139
Payable to related parties	11,261
Accrued expenses and other liabilities	7,469
TOTAL LIABILITIES	19,738,937
NET ASSETS	$254,989,527

Composition of Net Assets:
Paid in capital	$336,330,533
Accumulated deficit	(81,341,006)
NET ASSETS	$254,989,527

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2019

Net Asset Value Per Share:
Class A Shares:
Net Assets	$33,149,713
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,585,913
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$9.24
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$9.80

Class C Shares:
Net Assets	$20,892,029
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,383,373
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.77

Class I Shares:
Net Assets	$200,947,785
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	21,461,234
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.36

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

INVESTMENT INCOME
Interest	$5,281,001

EXPENSES
Investment advisory fees	3,565,435
Distribution (12b-1) fees:
Class A	75,639
Class C	238,502
Third party administrative services fees	41,882
Administrative services fees	90,177
Printing and postage expenses	50,899
Accounting services fees	117,177
Registration fees	48,865
Audit and tax fees	40,933
Transfer agent fees	33,918
Custodian fees	19,667
Compliance officer fees	31,307
Legal fees	22,555
Trustees fees and expenses	10,703
Insurance expense	5,159
Other expenses	4,297
TOTAL EXPENSES	4,397,115
Plus: Recapture of fees waived/reimbursed by the Advisor	68,243
NET EXPENSES	4,465,358
NET INVESTMENT INCOME	815,643

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss from:
Investment transactions	(25,782)
Swap contracts	(998,979)
(1,024,761)

Net change in unrealized appreciation of:
Investments	1,008,060
Swap contracts	32,151,794
33,159,854
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	32,135,093
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,950,736

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
FROM OPERATIONS
Net investment income/(loss)	$815,643	$(2,203,495)
Net realized gain/(loss) from investment transactions and swap contracts	(1,024,761)	16,999,338
Net change in unrealized appreciation/(depreciation) of investments and swap contracts	33,159,854	(14,799,559)
Net increase/(decrease) in net assets resulting from operations	32,950,736	(3,716)

CAPITAL TRANSACTIONS
Proceeds from shares sold:
Class A	13,960,318	9,915,604
Class C	1,308,686	5,164,650
Class I	77,828,944	113,730,453
Redemption fee proceeds:
Class A	1,271	1,639
Class C	1	—
Class I	2,591	3,092
Payments for shares redeemed:
Class A	(16,411,949)	(51,722,003)
Class C	(11,084,582)	(9,462,432)
Class I	(105,195,428)	(63,060,530)
Total increase/(decrease) in Net Assets from Capital Transactions	(39,590,148)	4,570,473

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(6,639,412)	4,566,757

NET ASSETS
Beginning of Period	261,628,939	257,062,182
End of Period *	$254,989,527	$261,628,939

*	Net Assets - End of Year includes accumulated net investment loss of $(136,656,956) as of September 30, 2018.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
SHARE ACTIVITY
Class A:
Shares Sold	1,677,375	1,172,444
Shares Redeemed	(1,982,982)	(6,247,448)
Net decrease in shares of beneficial interest outstanding	(305,607)	(5,075,004)

Class C:
Shares Sold	172,267	647,886
Shares Redeemed	(1,406,448)	(1,185,408)
Net decrease in shares of beneficial interest outstanding	(1,234,181)	(537,522)

Class I:
Shares Sold	9,489,643	13,504,344
Shares Redeemed	(12,811,109)	(7,527,431)
Net increase/(decrease) in shares of beneficial interest outstanding	(3,321,466)	5,976,913

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$8.08		$8.05		$8.82		$9.57		$9.45
Activity from investment operations:
Net investment income/(loss) (1)	0.02		(0.08)		(0.12)		(0.07)		(0.08)
Net realized and unrealized gain/(loss) on investments	1.14		0.11		(0.36)		0.44		1.10
Total from investment operations	1.16		0.03		(0.48)		0.37		1.02
Less distributions from:
Net investment income	—		—		(0.11)		(1.11)		(0.86)
Net realized gains	—		—		(0.04)		(0.01)		(0.04)
Return of capital	—		—		(0.14)		—		—
Total distributions	—		—		(0.29)		(1.12)		(0.90)
Paid-in-Capital From Redemption Fees (6)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$9.24		$8.08		$8.05		$8.82		$9.57
Total return (2)	14.36%		0.37%		(5.67)%		4.48%		11.23%
Net assets, at end of period (000s)	$33,150		$31,434		$72,169		$116,245		$121,148
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (7)	1.91%		1.93%		1.97	% (3)	2.00	% (3)(4)	1.97	% (3)(4)
Ratio of net expenses to average net assets (8)	1.94	% (11)	1.95	% (11)	1.95%		1.88	% (4)	1.87	% (4)
Ratio of net investment income/(loss) to average net assets (9)	0.21%		(1.01)%		(1.46)%		(0.81	)% (5)	(0.85	)% (5)
Portfolio Turnover Rate	11%		75%		78%		20%		0	% (10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower. Total returns would have been higher absent the recapture in 2018 and 2019.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.005 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC	1.91%		1.93%		1.97	% (3)	2.00	% (3)(4)	1.96	% (3)(4)

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC	1.94	% (11)	1.95	% (11)	1.95%		1.88	% (4)	1.86	% (4)

(9)	Ratio of net investment income/(loss) to average net assets excluding the income and expenses of MFL-CFC	(0.17)%		(1.29)%		(1.46)%		(0.81	)% (5)	(0.84	)% (5)

(10)	Amount represents less than 0.5%.

(11)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$7.72		$7.75		$8.50		$9.26		$9.17
Activity from investment operations:
Net investment loss (1)	(0.04)		(0.13)		(0.18)		(0.14)		(0.15)
Net realized and unrealized gain/(loss) on investments	1.09		0.10		(0.35)		0.43		1.06
Total from investment operations	1.05		(0.03)		(0.53)		0.29		0.91
Less distributions from:
Net investment income	—		—		(0.04)		(1.04)		(0.78)
Net realized gains	—		—		(0.04)		(0.01)		(0.04)
Return of capital	—		—		(0.14)		—		—
Total distributions	—		—		(0.22)		(1.05)		(0.82)
Paid-in-Capital From Redemption Fees (6)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$8.77		$7.72		$7.75		$8.50		$9.26
Total return (2)	13.60%		(0.39)%		(6.41)%		3.69%		10.35%
Net assets, at end of period (000s)	$20,892		$27,921		$32,203		$45,572		$41,990
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (7)	2.66%		2.68%		2.73	% (3)	2.75	% (3)(4)	2.72	% (3)(4)
Ratio of net expenses to average net assets (8)	2.69	% (11)	2.70	% (11)	2.70%		2.63	% (4)	2.62	% (4)
Ratio of net investment loss to average net assets (9)	(0.54)%		(1.69)%		(2.21)%		(1.57	)% (5)	(1.61	)% (5)
Portfolio Turnover Rate	11%		75%		78%		20%		0	% (10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower. Total returns would have been higher absent the recapture in 2018 and 2019.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.005 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC	2.66%		2.68%		2.73	% (3)	2.75	% (3)(4)	2.71	% (3)(4)

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC	2.69	% (11)	2.70	% (11)	2.70%		2.63	% (4)	2.61	% (4)

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC	(0.92)%		(1.97)%		(2.21)%		(1.57	)% (5)	(1.60	)% (5)

(10)	Amount represents less than 0.5%.

(11)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$8.16		$8.12		$8.89		$9.64		$9.52
Activity from investment operations:
Net investment income/(loss) (1)	0.04		(0.05)		(0.10)		(0.05)		(0.06)
Net realized and unrealized gain/(loss) on investments	1.16		0.09		(0.36)		0.45		1.11
Total from investment operations	1.20		0.04		(0.46)		0.40		1.05
Less distributions from:
Net investment income	—		—		(0.13)		(1.14)		(0.89)
Net realized gains	—		—		(0.04)		(0.01)		(0.04)
Return of capital	—		—		(0.14)		—		—
Total distributions	—		—		(0.31)		(1.15)		(0.93)
Paid-in-Capital From Redemption Fees (6)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$9.36		$8.16		$8.12		$8.89		$9.64
Total return (2)	14.71%		0.49%		(5.37)%		4.73%		11.48%
Net assets, at end of period (000s)	$200,948		$202,274		$152,690		$159,985		$121,119
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (7)	1.66%		1.67%		1.74	% (3)	1.74	% (3)(4)	1.72	% (3)(4)
Ratio of net expenses to average net assets (8)	1.69	% (11)	1.70	% (11)	1.70%		1.63	% (4)	1.62	% (4)
Ratio of net investment income/(loss) to average net assets (9)	0.46%		(0.62)%		(1.22)%		(0.59	)% (5)	(0.60	)% (5)
Portfolio Turnover Rate	11%		75%		78%		20%		0	% (10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower. Total returns would have been higher absent the recapture in 2018 and 2019.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.005 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC	1.66%		1.67%		1.74	% (3)	1.74	% (3)(4)	1.71	% (3)(4)

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC	1.69	% (11)	1.70	% (11)	1.70%		1.63	% (4)	1.61	% (4)

(9)	Ratio of net investment income/(loss) to average net assets excluding the income and expenses of MFL-CFC	0.08%		(0.90)%		(1.22)%		(0.59	)% (5)	(0.59	)% (5)

(10)	Amount represents less than 0.5%.

(11)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

The Equinox MutualHedge Futures Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”) .. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security- specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$193,805,398	$—	$193,805,398
Short-term Investments	8,535,022	—	—	8,535,022
Swap Contracts	—	30,712,623	—	30,712,623
Total	$8,535,022	$224,518,021	$—	$233,053,043

The Fund did not hold any level 3 securities during the period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

A summary of the Fund’s investments in the MFL-CFC is as follows:

			% of the Fund’s
	Inception Date of	MFL-CFC Net Assets at	Total Net Assets at
	MFL-CFC	September 30, 2019	September 30, 2019
MFL-CFC	1/12/2010	$ 53,434,565	21.0%

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, MFL -CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in the part of the Fund’s cash that is held at the broker. The Fund could be unable to recover assets held at the broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016 – 2018) or expected to be taken on the Fund’s 2019 return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

To help to reduce counterparty risk on the Fund, the Advisor has the right to reduce the Funds exposure and remove cash from the Fund’s total return swap with Deutsche Bank AG. This cash holding shall be in excess of $250,000, and may not exceed 40% of the Index exposure in total. The Fund is charged interest on this cash holding and any amount removed will be offset against the final settlement value of the swap. As of September 30, 2019, the Fund at the request of the Advisor had $19,000,000 in cash holdings as shown in the Consolidated Statement of Assets and Liabilities under advance on unrealized appreciation.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Realized gains and losses from the decrease in notional value of the swap are recognized on the trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

The Fund and its subsidiary maintain short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. In order to maintain prudent risk exposure to the counterparty, the advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the advisor may determine. If the advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the year ended September 30, 2019, the net change in unrealized appreciation on swap contracts was $32,151,794. For the year ended September 30, 2019, the Fund had a realized loss of $998,979 on swap contracts.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for these contracts as of September 30, 2019.

Derivative asset

				Gross Amounts Not Offset in the
				Consolidated Statement of Assets &
				Liabilities

		Gross Amounts
		Offset in the
		Consolidated	Net Amount of Assets
	Gross Amounts of	Statement of	Present in the
	Recognized	Assets and	Consolidated Statement	Financial		Cash Collateral
Description	Assets	Liabilities	of Assets and Liabilities	Instruments		Pledged	Total
Swap Contracts	$30,736,841	$24,218	$30,712,623	$—	(1)	$—	$—
Total	$30,736,841	$24,218	$30,712,623	$—		$—	$—

(1)	No collateral amount is included in the table based on the derivative contracts maintaining an unrealized gain position. Total collateral pledged to broker as of September 30, 2019 was $22,590,068 and $68,600,316 in cash and investments, respectively.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2019:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Currency/ Commodity/ Interest Rate Contracts	Net unrealized appreciation/(depreciation) from swap contracts

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2019:

Asset Derivatives Investment Fair Value
		Mixed:
	Mixed: Currency,	Commodity,
	Equity, and	Currency, Equity,	Total as of
	Interest Rate	and Interest Rate	September 30, 2019
Swap Contracts	$12,854,570	$17,882,271	$30,736,841
	$12,854,570	$17,882,271	$30,736,841

Liability Derivatives Investment Fair Value
		Mixed:
	Mixed: Currency,	Commodity,
	Equity, and	Currency, Equity,	Total as of
	Interest Rate	and Interest Rate	September 30, 2019
Swap Contracts	$—	$24,218	$24,218
	$—	$24,218	$24,218

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized loss from swap contracts Net change in unrealized appreciation of swap contracts

The following is a summary of the Fund’s realized and unrealized gain/(loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Net Change in unrealized appreciation on derivatives recognized in the Consolidated Statement of Operations
	Mixed: Currency, Equity, and Interest	Mixed: Commodity, Currency, Equity,	Total for the year
Derivative Investment Type	Rate	and Interest Rate	ended September 30, 2019
Swap Contract	$16,574,694	$15,577,100	$32,151,794
	$16,574,694	$15,577,100	$32,151,794

Realized loss on derivatives recognized in the Consolidated Statement of Operations
	Mixed: Currency, Equity, and Interest	Mixed: Commodity, Currency, Equity,	Total for the year
Derivative Investment Type	Rate	and Interest Rate	ended September 30, 2019
Swap Contract	$(1,061,371)	$62,392	$(998,979)
	$(1,061,371)	$62,392	$(998,979)

The notional value of the derivative instruments outstanding as of September 30, 2019 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities amounted to $18,407,735 and $92,355,287, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets. For the year ended September 30, 2019, the Advisor earned $3,565,435 in advisory fees. As of September 30, 2019, the Fund had a payable for advisory fees of $304,512.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively (the “Expense Limitation”). Prior to August 16, 2016, the Advisor agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation expenses) did not exceed 1.86%, 2.61% and 1.61% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation that was in place at the time of the original expense waiver. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. For the year ended September 30, 2019, the Advisor recaptured $68,243 in previously waived/reimbursed advisory fees.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. The following chart identifies the year and amounts that have expired:

9/30/2019	$301,027
9/30/2018	$302,556
9/30/2017	$811,540
9/30/2016	$908,115
9/30/2015	$301,993

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares (“Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and 1.00% of its average daily net assets for Class C shares which is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended September 30, 2019, Class A and Class C shares of the Fund paid fees of $75,639 and $238,502, respectively, pursuant to the Plans.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. During the year ended September 30, 2019, the Distributor received $40,207 and $27,550 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $5,164 and $899 was retained by the principal underwriter or other affiliated broker-dealers for Class A and Class C shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”).

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2019, the Fund received $3,863 in redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2019, were as follows:

Cost for Federal Tax purposes	$247,468,530

Unrealized Appreciation	$18,273,463
Unrealized Depreciation	(17,859,520)
Tax Net Unrealized Appreciation	$413,943

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018.

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$27,725,036	$—	$—	$(350,064)	$(109,129,921)	$413,943	$(81,341,006)

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income/(loss) and accumulated net realized gain/(loss) is primarily attributable to the tax treatment of the Fund’s wholly-owned subsidiary and mark-to-market adjustments for open swap contracts.

At September 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$165,574	$184,490	$350,064

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2019, beneficial ownership in excess of 25% is as follows:

Beneficial Owner	% of Outstanding Shares
Raymond James	57%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Fund has adopted this amendment early.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Consolidated Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Consolidated Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Consolidated Statement of Changes in Net Assets. These amendments have been adopted with these consolidated financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial issues were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements except for the following:

At a meeting of the Board of Trustees of the Trust held on June 17, 2019, the Trustees approved the reorganization of the Fund into a new series of Investment Managers Series Trust II (the “Reorganization”). The Reorganization is subject to Fund shareholder approval.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Equinox MutualHedge Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox MutualHedge Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Equinox Institutional Asset Management, LP advised investment companies since 2010.

Denver, Colorado
November 27, 2019

Equinox MutualHedge Futures Strategy Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including upfront and deferred sales charges (loads) on purchases of Class A shares and deferred sales charges (loads) on certain redemptions of Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $ 8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Annualized
Actual	Account Value	Value	During Period*	Expense
	4-1-19	9-30-19	4/1/19 – 9/30/19	Ratio
Class A	$1,000.00	$1,117.30	$ 10.19	1.92%
Class C	1,000.00	1,112.90	14.20	2.68%
Class I	1,000.00	1,118.30	8.92	1.68%

Hypothetical		Ending
(5% return before	Beginning	Account	Expenses Paid	Annualized
expenses)	Account Value	Value	During Period*	Expense
	4-1-19	9-30-19	4/1/19 – 9/30/19	Ratio
Class A	$1,000.00	$1,015.44	$ 9.70	1.92%
Class C	1,000.00	1,011.63	13.51	2.68%
Class I	1,000.00	1,016.65	8.49	1.68%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Equinox MutualHedge Futures Strategy Fund (Adviser – Equinox Fund Management, LLC)*

In connection with the regular meeting held on September 26-27, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Equinox Fund Management, LLC (“Equinox”) and the Trust, with respect to the Equinox MutualHedge Futures Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser, founded in 2003, was an affiliate of the Equinox Financial Group, LLC, which managed approximately $1.14 billion in assets and offered a wide range of alternative investment options with customized strategies. The Trustees reviewed the background of key adviser investment personnel and acknowledged their academic achievements while also noting their diverse financial industry history, which included experience with hedge funds, managed futures, and as well as other liquid alternative investments. The Trustees reviewed the adviser’s investment process and noted that it allocated and periodically rebalanced assets among selected investment vehicles to diversify exposure and manage volatility. The Trustees found the research and analysis that the adviser performed to execute its investment process to be comprehensive and thorough. The Trustees noted that the adviser had a strong risk management process that was centered on the portfolio management team and was supported by various risk committees. The Trustees noted that the adviser had sufficiently experienced personnel and resources to support a complex investment strategy and due diligence process.

Performance. The Trustees noted that for the past year, the Fund had underperformed its peer group median, but had outperformed its Morningstar category median over the same period. The Trustees observed that the Fund had outperformed its peer group and Morningstar category medians over the three year, five year and since inception periods. They discussed that the Fund was ranked in the top 1.0% in its peer group and Morningstar category since inception, despite its consistently high volatility. The Trustees concluded that the Fund’s performance was indicative of the adviser successfully managing the Fund in accordance with its stated investment strategy and objective.

Fees and Expenses. The Trustees reviewed the adviser’s advisory fee of 1.45% and noted that it was higher than its Morningstar category median but lower than its peer group median. They further observed that it was well within the ranges of both groups. The Trustees discussed the

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Fund’s net expense ratio of 1.70%, which they noted was lower than its peer group median, but higher than its Morningstar category median, although well within the range of the category. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser and considered whether it earned a profit in connection with its relationship with the Fund. They noted that the adviser realized a healthy profit over the past 12 months, but agreed that the amount of profit was not unreasonable in terms of percentage of revenue. The Trustees concluded that the adviser’s profitability was not excessive.

Economies of Scale. The Trustees considered whether the adviser and the Fund had realized economies of scale. They agreed that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time. The Trustees discussed the adviser’s position on breakpoints and noted that the adviser indicated willingness to discuss breakpoints as the Fund’s asset levels increase. The Trustees agreed to revisit the matter as the Fund continued to grow.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that renewal of the advisory agreement was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

9/30/19 – NLFT_v2

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2019, the Trust was comprised of 77 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Fund’s advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-643-3431.

9/30/19 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish St. Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
17645 Wright Street, Ste. 200
Omaha, NE 68130

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $35,000

2018 - $34,250

2017 - $37,500

2016 - $37,500

2015 - $37,500

2014 - $37,500

(b)	Audit-Related Fees

2019 – None

2018 – None

2017 – None

2016 – None

2015 – None

2014 - None

(c)	Tax Fees

2019 - $6,200

2018 - $6,000

2017 - $7,500

2016 - $7,500

2015 - $7,500

2014 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 – None

2017 – None

2016 – None

2015 – None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015	2016	2017	2018	2019
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $6,200

2018 - $6,000

2017 - $7,500

2016 - $7,500

2015 - $7,500

2014 - $7,500

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 12/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 12/6/2019

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 12/6/2019